Putnam
Income
Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

This is the last letter to you and the other shareholders of Putnam Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

In one final piece of news, I am pleased to announce the appointment of James M. Prusko and the Core Fixed-Income Team as your fund's managers. Jim has been with Putnam since 1992 and has 9 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000


REPORT FROM THE FUND MANAGERS

James M. Prusko and the
Core Fixed-Income Team

In the past six months, the U.S. bond market has been subject to a series of events that have made it particularly challenging for bond investors to attain positive returns. Within the fixed-income universe, only long-term Treasury bonds performed well, benefiting from a federal government buyback program in which part of the budget surplus was used to pay down government debt. Other areas of the market, including investment-grade corporate bonds, mortgage-backed securities (MBSs), government agency bonds, and high-yield bonds, all performed poorly as investors moved into better- performing Treasuries or stayed on the sidelines. With its emphasis on higher-income producing corporates, agencies, and MBSs, your fund's performance was negatively affected by the difficult market environment.

Total return for 6 months ended 4/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------
   0.15%  -4.59%   -0.39%  -5.23%   -0.33%  -1.29%   -0.11%  -3.42%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* CONTINUED STRONG GROWTH PROMPTS MORE FED RATE INCREASES

The U.S. economy continued its expansion into a record 10th consecutive year, growing at an annualized rate of 7.3% in the fourth quarter of 1999 and 5.4% in the first calendar quarter of this year. In each of the past three quarters, the U.S. economy's growth has exceeded 5%, a feat not seen since the early 1980s. This strength has fueled the stock market, drawing investment assets away from bonds.


[GRAPHIC OMITTED: worm chart YIELD CURVES AT 10/31/99 AND 4/30/00]

YIELD CURVES AT 10/31/99 AND 4/30/00

               10/31/99               4/30/00

3
mo.             5.083%                5.813%

6
mo.             5.266%                6.097%

1
yr.             5.406%                6.153%

2
yr.             5.783%                6.672%

5
yr.             5.937%                6.540%

10
yr.             6.020%                6.216%

30
yr.             6.161%                5.963%

Footnote reads:
Source: Bloomberg, Inc.


Concurrently the growth has spooked bond investors, who have been wary of the effects that a hot economy can have on inflation. The Federal Reserve Board has shared this concern, raising interest rates several times since June 1999 in an attempt to slow the rate of growth. With little signs of an economic slowdown (at the time this report was being written), it is likely that the Fed will continue raising rates until evidence of slower growth comes to pass.

* YIELD CURVE INVERSION WAS SIGNIFICANT EVENT FOR BOND INVESTORS

An important event in the first four months of 2000 was an inversion in the yield curve, which was caused by increasing short-term interest rates and a sharp decline in the yield on the 30-year Treasury bond. The Fed, in an attempt to slow economic growth, raised short-term interest rates three times during the period -- in November, early February, and March. Each increase amounted to 25 basis points, bringing the federal funds rate to 6.00% by April 30. Shortly after the period ended, the Fed raised rates again by 50 basis points to 6.50%.

The federal funds rate, which determines the rate at which banks can borrow from one another and which serves as a key benchmark for the economy, has risen sharply from 4.75% in June 1999. In recent months, long-term interest rates have declined as a result of the federal government's buyback of 30-year Treasury bonds. The increase in demand caused by these purchases pushed long-term prices up, bringing yields down.


[GRAPHIC OMITTED: horizontal bar chart BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/99 - 4/30/00


First Boston
High Yield Index            1.1%

Lehman Brothers
Mortgage-Backed
Securities Index            1.3%

Lehman Brothers
Corporate Bond Index        0.1%

Lehman Brothers
Long-term
Treasury Bond Index         4.9%

Footnote reads:
*Past performance is not indicative of future results. These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. The indexes may include bonds different from those in the fund. It is not possible to invest directly in an index.

"While the bond market volatility that we experienced in 1999 was difficult, it has resulted in attractive valuations for corporate bonds and mortgage-backed securities. With the turmoil in the equity markets this year, now would seem to be an optimal time for investors seeking stability to increase their exposure to bonds."

-- James M. Prusko, portfolio manager


Historically an inverted yield curve has been viewed as a predictor of a slowing economy. Under such a scenario, investors who want to lock in rates buy longer-term bonds under the assumption that the economy will slow. As bond prices increase because of higher demand, bond yields, which move in the opposite direction of prices, fall. In addition, an inverted yield curve generally has been viewed as a precursor to a stock market decline because of its historic foreshadowing of slower economic growth.

For this fund, the yield curve inversion was a negative event. The sharp decline in long-term interest rates signified an uncoupling of the traditional tie of corporate yields to long-term Treasury yields. As a result, the performance of the non-Treasury sectors of the bond market has lagged that of Treasuries. Since the U.S. government began buying back long-term Treasuries in January, the market has attached a scarcity value to these investments, causing them to significantly outperform all other types of bonds. The yield difference, or spread, between Treasuries and the other major sectors in which this fund invests -- corporate investment-grade, agency, and mortgage-backed securities -- has widened to levels that approach an all-time high. In addition, investors have become increasingly concerned about the effects of Fed tightening on the economy. As expectations about future Fed rate increases have risen, the risks associated with corporate bonds have also increased, hurting their performance.


CHECKING YOUR ASSET ALLOCATION

One of the casualties of the great 1990s bull market may have been the age-old principle of asset allocation. While no one can deny the importance of stocks in a long-term portfolio, the role of bonds and cash should never be forgotten. By investing in a mix of stocks, bonds, and cash, investors reap two important benefits: lower risk and diversification. In fact, a portfolio that includes all three types of investments has tended to be less volatile than a portfolio invested entirely in stocks. For example, an Ibbotson Associates study showed that while a portfolio invested only in large company stocks returned roughly 40% more between 1925 and 1999 than one invested in stocks
(55%), bonds (5%), and cash (40%), the all-stock portfolio was nearly twice as volatile.* Depending on your investment time horizon, this added volatility may jeopardize your investment goals.

-- William J. Landes, managing director, chief investment officer, Global Asset Allocation Group

 *  Stocks, Bonds, Bills, and Inflation Yearbook, 2000.


* VALUE FOUND IN HIGH-YIELD, MORTGAGE-BACKED SECURITIES

The income-oriented strategy of this fund includes holding a significant weighting of assets in investment-grade corporate bonds. In addition, we have also sought bonds on the higher-quality end of the high-yield sector. The latter group exhibits many of the characteristics of investment-grade bonds and serves as crossover securities, offering higher yields than investment-grade corporate bonds but less volatility than typical high-yield issues.


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION

                          10/31/99             4/30/00

Corporate bonds
and notes                  50.6%                 54.1%

U.S. government
and agency obligations     33.0%                 29.5%

Collateralized
mortgage obligations       11.1%                 12.9%

Short-term
investments                 5.5%                  1.9%

Other                       2.8%                  2.9%

Footnote reads:
*Based on net assets as of indicated dates. Holdings will vary over time.


During the past six months, we have increased the fund's holdings of these higher-yielding bonds, which are typically BB-rated. In the first four months of this year, our strategy has resulted in underperformance within our peer group. However, we believe that over the long term this strategy will provide solid returns for two reasons. These bonds generate a higher level of income and we have been able to acquire them at attractive valuations.

The fund's holdings in mortgage-backed securities (MBSs), which had helped boost performance in the latter part of 1999 when interest rates were rising, have performed poorly thus far in 2000. As long-term Treasury yields declined, the spread between Treasuries and MBSs increased, hurting the latter's relative performance. Early in the year we kept the fund's MBS weighting neutral, or about the same as its peer group average, but we increased the weighting toward the end of April as spreads continued to widen. This was a strategic decision to capture what our analysts believed were excellent values in the MBS sector. With solid fundamentals, we believe MBSs have the potential to outperform toward the latter part of the year.

* OUTLOOK OF CAUTIOUS OPTIMISM

In the second half of the fund's fiscal year, we may trim back on the fund's corporate holdings somewhat in an effort to reduce volatility. As the impact of the Fed's rate increases on corporate profitability and on the economy in general becomes clearer, we may again add to the fund's corporate sector. We expect to continue adding to the fund's MBS weightings, since the widening of spreads has resulted in such attractive price levels. In addition, we are employing a barbell strategy, in which positions are established in bonds of both short- and long-term maturities, to protect against any further dramatic changes in the yield curve.

We anticipate that the Fed's efforts should help slow the growth of the economy and ease inflation fears and believe that it is possible for the economy to attain a soft landing from the blistering pace it has set in the past three quarters. As the higher borrowing costs filter down through the economy and it begins to grow at a slower pace, bond yields may begin to decline toward the latter part of the year. In addition, the increasing volatility in the U.S. stock market may cause investors to seek stability and capital preservation in the bond market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, mainly through fixed-income securities.

TOTAL RETURN FOR PERIODS ENDED 4/30/00

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/54)        (3/1/93)       (7/26/99)       (12/14/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          0.15%  -4.59%  -0.39%  -5.23%  -0.33%  -1.29%  -0.11%  -3.42%
------------------------------------------------------------------------------
1 year           -1.47   -6.19   -2.36   -6.97   -2.30   -3.22   -1.81   -5.06
------------------------------------------------------------------------------
5 years          29.16   22.94   24.48   22.62   24.30   24.30   27.75   23.52
Annual average    5.25    4.22    4.48    4.16    4.45    4.45    5.02    4.31
------------------------------------------------------------------------------
10 years        107.79   97.94   92.02   92.02   92.56   92.56  102.12   95.54
Annual average    7.59    7.07    6.74    6.74    6.77    6.77    7.29    6.94
------------------------------------------------------------------------------
Annual average
(life of fund)    8.26    8.15    7.23    7.23    7.45    7.45    7.77    7.70
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/00

                   Lehman Brothers
                      Aggregate      Consumer
                     Bond Index*   price index
-----------------------------------------------------
6 months               1.42%          1.84%
-----------------------------------------------------
1 year                 1.26           3.01
-----------------------------------------------------
5 years               38.86          12.71
Annual average         6.78           2.42
-----------------------------------------------------
10 years             117.63          32.82
Annual average         8.09           2.88
-----------------------------------------------------
Annual average
(life of fund)           --           4.16
-----------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The Lehman Brothers Aggregate Bond Index was introduced on 12/31/75.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/00

                               Class A    Class B   Class C    Class M
-------------------------------------------------------------------------
Distributions (number)            6          6         6          6
-------------------------------------------------------------------------
Income                         $0.210     $0.186    $0.190     $0.204
-------------------------------------------------------------------------
Capital gains                      --         --        --         --
-------------------------------------------------------------------------
  Total                        $0.210     $0.186    $0.190     $0.204
-------------------------------------------------------------------------
Share value:                 NAV     POP    NAV       NAV    NAV     POP
-------------------------------------------------------------------------
10/31/99                    $6.44   $6.76  $6.41     $6.43  $6.41   $6.63
-------------------------------------------------------------------------
4/30/00                      6.24    6.55   6.20      6.22   6.20    6.41
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current dividend rate1       6.73%   6.41%  6.00%     5.98%  6.58%   6.37%
-------------------------------------------------------------------------
Current 30-day SEC yield2    7.55    7.19   6.79      6.80   7.30    7.06
-------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                     Class A        Class B          Class C         Class M
(inception dates)   (11/1/54)       (3/1/93)        (7/26/99)       (12/14/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV      POP
-------------------------------------------------------------------------------
6 months          1.43%  -3.35%   0.90%  -4.00%   1.01%   0.03%   1.19%   -2.15%
-------------------------------------------------------------------------------
1 year            0.08   -4.71   -0.68   -5.37   -0.69   -1.62   -0.11    -3.41
-------------------------------------------------------------------------------
5 years          32.67   26.41   27.69   25.80   27.75   27.75   31.05    26.86
Annual average    5.82    4.80    5.01    4.70    5.02    5.02    5.56     4.87
-------------------------------------------------------------------------------
10 years        107.57   97.64   91.94   91.94   92.49   92.49  101.77    95.35
Annual average    7.58    7.05    6.74    6.74    6.77    6.77    7.27     6.93
-------------------------------------------------------------------------------
Annual average
(life of fund)    8.31    8.19    7.27    7.27    7.49    7.49    7.82     7.74
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

The Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed
Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

The Lehman Brothers Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Brothers Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers U.S. Treasury Index with maturities of 10 or more years.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


WELCOME TO WWW.PUTNAMINV.COM

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VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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New features will be added to the site regularly. So be sure to bookmark us at
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A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2000 (Unaudited)

CORPORATE BONDS AND NOTES (54.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Advertising and Marketing Services (--%)
-------------------------------------------------------------------------------------------------------------------
     $      470,000 Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                  $        464,125

Aerospace and Defense (2.2%)
-------------------------------------------------------------------------------------------------------------------
         18,425,000 Boeing Co. deb. 6 5/8s, 2038                                                         15,549,963
         13,805,000 Litton Industries, Inc. sr. notes 8s, 2009                                           12,953,370
         10,010,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              9,791,181
         13,210,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                           11,890,585
          9,835,000 Raytheon Co. deb. 6.4s, 2018                                                          8,029,982
          4,710,000 Sequa Corp. sr. notes 9s, 2009                                                        4,380,300
                                                                                                   ----------------
                                                                                                         62,595,381

Agriculture (--%)
-------------------------------------------------------------------------------------------------------------------
            569,289 Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                             518,053

Airlines (2.7%)
-------------------------------------------------------------------------------------------------------------------
          4,855,000 Airbus Industries 144A notes 8.027s, 2020                                             4,805,188
         14,399,591 Atlas Air, Inc. pass-through certificates Ser. 991A, 7.2s, 2019                      12,720,887
            130,000 Calair LLC 144A company guaranty 8 1/8s, 2008                                           112,613
          2,885,137 Continental Airlines, Inc. pass-through certificates
                    Ser. 97CI, 7.42s, 2007                                                                2,800,949
          1,988,807 Continental Airlines, Inc. pass-through certificates
                    Ser. 974C, 6.8s, 2009                                                                 1,878,965
         11,732,764 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                              11,004,863
         13,605,000 Delta Air Lines, Inc. notes 8.3s, 2029                                               12,142,463
          9,574,259 Northwest Airlines, Inc. pass-through certificates
                    Ser. 99-1A, 6.81s, 2020                                                               8,293,798
            430,000 Northwest Airlines, Inc. company guaranty 8.7s, 2007                                    403,168
          3,640,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 3,348,800
          1,100,000 Northwest Airlines, Inc. company guaranty 7 7/8s, 2008                                  936,100
         19,490,000 United Air Lines Corp. deb. 9 3/4s, 2021                                             19,731,286
                                                                                                   ----------------
                                                                                                         78,179,080

Automotive (1.3%)
-------------------------------------------------------------------------------------------------------------------
            120,000 Aftermarket Technology Corp. sr. sub. notes 12s, 2004                                   120,600
          9,855,000 Chrysler Corp. deb. Ser. B, 7.45s, 2097                                               8,941,244
         11,990,000 Delphi Automotive Systems Corp. deb. 7 1/8s, 2029                                    10,156,849
          8,500,000 Federal Mogul Corp. notes 7 1/2s, 2009                                                6,477,085
          2,590,000 Federal Mogul Corp. notes 7 3/8s, 2006                                                2,103,728
          1,340,000 Lear Corp. sub. notes 9 1/2s, 2006                                                    1,291,532
            890,000 Talon Automotive Group sr. sub. notes Ser. B, 9 5/8s, 2008                              382,700
          8,560,000 TRW, Inc. deb. 7 3/4s, 2029                                                           7,613,093
                                                                                                   ----------------
                                                                                                         37,086,831

Banking (7.9%)
-------------------------------------------------------------------------------------------------------------------
         10,500,000 Abbey National Capital Trust I company guaranty
                    8.963s, 2049                                                                         10,185,000
          2,522,000 Bank United Corp. sub. notes 8 7/8s, 2007                                             2,372,925
         16,685,000 Bank United Corp. med. term notes Ser. A, 8s, 2009                                   14,335,919
         12,700,000 Bayer Hypo Vereinsbank 144A bonds 8.741s, 2031
                    (Denmark)                                                                            11,730,736
         16,885,000 Citicorp sub. notes 6 3/8s, 2008                                                     15,443,528
         11,930,000 Colonial Bank sub. notes 8s, 2009                                                    11,057,440
          6,225,000 Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                5,648,005
         12,020,000 First Citizens Bank Capital Trust I company guaranty
                    8.05s, 2028                                                                           9,691,125
          4,270,000 First Financial Caribbean Corp. sr. notes 7.84s, 2006                                 4,058,977
         15,924,000 First Union Capital II company guaranty Ser. A, 7.95s, 2029                          14,650,558
          2,360,000 First Union Institute Capital I bonds 8.04s, 2026                                     2,119,233
          2,025,000 Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                    1,962,326
          9,500,000 Fleet Boston Corp. sub. notes 7 3/8s, 2009                                            9,118,670
         10,915,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                9,732,796
         10,620,000 Imperial Bank sub. notes 8 1/2s, 2009                                                 9,652,518
         14,305,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                    13,345,278
          9,560,000 Newcourt Credit Group, Inc. company guaranty
                    Ser. A, 7 1/8s, 2003                                                                  9,412,394
          4,115,000 Newcourt Credit Group, Inc. company guaranty
                    Ser. B, 6 7/8s, 2005                                                                  3,958,054
         21,315,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                        19,435,017
          9,215,000 Royal Bank of Scotland Group Plc bonds Ser. 2, 8.817s,
                    2049 (United Kingdom)                                                                 9,332,215
          6,500,000 Scotland International Finance 144A sub. notes 8.85s,
                    2006 (Netherlands)                                                                    6,804,395
          8,635,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       8,527,063
          7,190,000 Sovereign Bancorp, Inc. sr. notes 6 5/8s, 2001                                        6,973,607
          8,515,000 St. Paul Bancorp sr. notes 7 1/8s, 2004                                               8,191,515
          3,745,000 State Street Institution 144A company guaranty 7.94s, 2026                            3,395,067
          1,380,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                        1,330,127
          1,555,000 Wilmington Trust Corp. sub. notes 6 5/8s, 2008                                        1,428,547
                                                                                                   ----------------
                                                                                                        223,893,035

Broadcasting (1.0%)
-------------------------------------------------------------------------------------------------------------------
            590,000 Allbritton Communications Co. sr. sub. notes Ser. B,
                    8 7/8s, 2008                                                                            526,575
            118,400 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           135,124
             82,200 Capstar Broadcasting sub. deb. 12s, 2009 (PIK)                                           92,886
          1,320,000 Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                      1,323,300
            875,000 Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                 842,188
            830,000 Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                  715,875
         27,250,000 News America Holdings, Inc. deb. 7 3/4s, 2045                                        23,248,883
                                                                                                   ----------------
                                                                                                         26,884,831

Building Materials (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,335,000 American Standard Companies, Inc. sr. notes 7 3/8s, 2008                              1,221,525
            840,000 American Standard Companies, Inc. company guaranty
                    7 1/8s, 2003                                                                            793,800
                                                                                                   ----------------
                                                                                                          2,015,325

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
            755,000 Adelphia Communications Corp. sr. notes Ser. B,
                    8 3/8s, 2008                                                                            671,950
          1,000,000 Adelphia Communications Corp. sr. notes Ser. B, 7 3/4s, 2009                            850,000
          1,085,000 Century Communications Corp. sr. notes 9 1/2s, 2005                                   1,033,463
          1,100,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        1,190,750
          3,958,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         4,017,370
            340,000 CSC Holdings, Inc. deb. 7 7/8s, 2018                                                    306,119
          4,795,000 Diamond Cable Communication Co. sr. disc. notes
                    stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                    (United Kingdom) (STP)                                                                3,740,100
          1,280,000 NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                              1,296,000
             75,000 Rogers Cablesystems, Ltd. notes 11s, 2015 (Canada)                                       84,000
          1,080,000 TeleWest Communications Plc sr. disc. notes stepped-coupon
                    zero % (9 1/4s, 4/15/04), 2009 (United Kingdom) (STP)                                   637,200
                                                                                                   ----------------
                                                                                                         13,826,952

Chemicals (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,420,000 Equistar Chemicals LP notes 9 1/8s, 2002                                              1,407,774
          9,830,000 Lyondell Petrochemical Co. sec. notes Ser. B, 9 7/8s, 2007                            9,657,975
          2,370,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 2,328,525
                                                                                                   ----------------
                                                                                                         13,394,274

Coal (--%)
-------------------------------------------------------------------------------------------------------------------
          1,590,000 Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                  318,000

Commercial and Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            344,000 Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                          319,920

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
         11,810,000 Tyco International, Ltd. company guaranty 6 3/8s, 2005                               10,985,780
         15,130,000 Tyco International, Ltd. company guaranty 6 1/4s, 2003                               14,371,987
                                                                                                   ----------------
                                                                                                         25,357,767

Consumer Finance (2.4%)
-------------------------------------------------------------------------------------------------------------------
          5,135,000 Associates Corp. deb. 6.95s, 2018                                                     4,639,678
          5,285,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                  5,362,478
          1,385,000 Capital One Financial Corp. notes 7 1/4s, 2006                                        1,264,734
          8,120,000 Capital One Financial Corp. notes 7 1/4s, 2003                                        7,830,522
          3,000,000 Contifinancial Corp. sr. notes 8 3/8s, 2003                                             300,000
            370,000 Contifinancial Corp. sr. notes 8 1/8s, 2008                                              37,000
          1,480,000 Contifinancial Corp. sr. notes 7 1/2s, 2002                                             148,000
         10,825,000 Finova Capital Corp. notes 6 1/4s, 2002                                              10,043,760
          7,920,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            7,655,630
          1,600,000 Ford Motor Credit Corp. notes 6.55s, 2002                                             1,560,416
          8,450,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          7,371,020
          5,985,000 Household Finance Corp. notes 6 1/2s, 2008                                            5,394,520
          5,455,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                       4,717,375
         13,015,000 Providian National Bank sr. notes 6 3/4s, 2002                                       12,656,176
                                                                                                   ----------------
                                                                                                         68,981,309

Consumer Services (--%)
-------------------------------------------------------------------------------------------------------------------
            175,000 Iron Mountain, Inc. company guaranty 8 3/4s, 2009                                       155,313
            619,000 Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                         636,023
                                                                                                   ----------------
                                                                                                            791,336

Containers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 Owens-Illinois, Inc. sr. notes 8.1s, 2007                                             1,654,170
          2,000,000 Consumers International 144A sr. notes 10 1/4s, 2005                                  1,300,000
                                                                                                   ----------------
                                                                                                          2,954,170

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,665,000 Pepsi Bottling Group, Inc. sr. notes Ser. B, 7s, 2029                                 6,759,074

Electric Utilities (3.0%)
-------------------------------------------------------------------------------------------------------------------
          5,760,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     5,296,608
          9,240,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    9,165,197
          5,975,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       5,646,375
         14,370,000 DPL, Inc. 144A sr. notes 8 1/4s, 2007                                                14,357,067
                380 Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                        388
          5,144,000 Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                             4,905,678
            199,499 Northeast Utilities System notes Ser. A, 8.58s, 2006                                    199,078
          2,391,846 Northeast Utilities System notes Ser. B, 8.38s, 2005                                  2,371,946
          7,257,000 Public Service Co. of New Mexico deb. 10 1/4s, 2012                                   7,801,420
          8,125,000 Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                               8,185,613
         11,280,000 Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                               10,647,869
         15,866,000 TXU Electrical Capital company guaranty 8.175s, 2037                                 14,372,375
          1,180,000 York Power Funding 144A company guaranty 12s, 2007
                    (Cayman Islands)                                                                      1,156,400
                                                                                                   ----------------
                                                                                                         84,106,014

Energy (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,240,000 Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                            3,288,600
          1,150,000 Petro Geo-Services ADR notes 7 1/2s, 2007 (Norway)                                    1,088,924
         14,825,000 Petro Geo-Services sr. notes 7 1/8s, 2028 (Norway)                                   12,311,125
         11,920,000 Petro-Canada deb. 9 1/4s, 2021 (Canada)                                              12,659,755
          2,790,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 2,734,200
            280,000 RBF Finance Co. company guaranty 11 3/8s, 2009                                          299,600
          3,870,000 RBF Finance Co. company guaranty 11s, 2006                                            4,102,200
                                                                                                   ----------------
                                                                                                         36,484,404

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            800,000 SFX Entertainment, Inc. company guaranty 9 1/8s, 2008                                   804,000
          1,110,000 SFX Entertainment, Inc. 144A company guaranty Ser. B,
                    9 1/8s, 2008                                                                          1,110,000
            100,000 United Artists Theatre sr. sub. notes Ser. B, 9 3/4s,
                    2008 (In default) (NON)                                                                   2,000
          7,855,000 Walt Disney Co. med. term notes 5.62s, 2008                                           6,872,889
                                                                                                   ----------------
                                                                                                          8,788,889

Financial (6.9%)
-------------------------------------------------------------------------------------------------------------------
          3,490,000 Advanta Corp. notes Ser. C, 7.47s, 2001                                               3,356,263
            195,000 Advanta Corp. med. term notes Ser. B, 7s, 2001                                          184,068
          2,400,000 Advanta Corp. notes Ser. C, 6.94s, 2001                                               2,307,600
            945,000 Advanta Corp. notes Ser. D, 6.925s, 2002                                                880,334
          1,660,000 Advanta Corp. med. term notes Ser. D, 6.92s, 2002                                     1,546,273
         11,995,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                   10,697,261
          3,500,000 AMBAC Indemnity Corp. deb. 9 3/8s, 2011                                               3,843,280
         24,700,000 American General Institute 144A company guaranty
                    8 1/8s, 2046                                                                         23,078,198
         14,220,000 AT&T Capital Corp. med. term notes 6.6s, 2005                                        13,569,151
          2,600,000 Conseco Financial Corp. sr. sub. notes 10 1/4s, 2002                                  1,560,000
         15,825,000 Conseco Financing Trust II company guaranty 8.7s, 2026                                5,538,750
         11,310,000 Conseco, Inc. med. term notes 6 1/2s, 2002                                            7,012,200
         17,040,000 Executive Risk Capital Trust company guaranty Ser. B,
                    8.675s, 2027                                                                         15,901,558
          1,405,000 Fremont General Corp. sr. notes Ser. B, 7.7s, 2004                                    1,219,512
          8,070,000 Goldman Sachs Group, Inc. (The) notes Ser. B, 7.35s, 2009                             7,710,966
          5,055,000 Hartford Life, Inc. deb. 7.65s, 2027                                                  4,748,414
         10,120,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      7,520,172
          8,495,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                           6,384,757
          8,005,000 Presidential Life Corp. sr. notes 7 7/8s, 2009                                        6,964,350
         13,975,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                         13,862,222
         22,355,000 Provident Companies, Inc. bonds 7.405s, 2038                                         17,016,402
          5,470,000 Riggs Capital Trust company guaranty Ser. A, 8 5/8s, 2026                             4,923,000
         18,991,000 Sun Life Canada Capital Trust 144A company guaranty
                    8.526s, 2049                                                                         16,875,403
         12,495,000 Tig Capital Trust I 144A bonds 8.597s, 2027                                          11,565,622
         10,580,000 Trenwick Capital Trust I company guaranty 8.82s, 2037                                 8,076,560
                                                                                                   ----------------
                                                                                                        196,342,316

Gaming & Lottery (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,020,000 Hollywood Park, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                              1,020,000
            470,000 Hollywood Park, Inc. company guaranty Ser. B, 9 1/4s, 2007                              470,000
          3,155,000 International Game Technology 144A sr. notes 8 3/8s, 2009                             2,894,713
          1,590,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,502,550
         11,540,000 Mashantucket Pequot Tribe 144A bonds Ser. A, FSA, 6.57s, 2013                         9,979,792
          2,160,000 Mohegan Tribal Gaming, Auth. sr. sub. notes 8 3/4s, 2009                              2,052,000
          1,375,000 Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                   1,292,500
          5,400,000 Park Place Entertainment 144A sr. sub. notes 9 3/8s, 2007                             5,346,000
          1,180,000 Park Place Entertainment sr. notes 8 1/2s, 2006                                       1,145,945
                                                                                                   ----------------
                                                                                                         25,703,500

Health Care (0.8%)
-------------------------------------------------------------------------------------------------------------------
            350,000 ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                              280,000
          1,430,000 Columbia/HCA Healthcare Corp. med. term notes 9s, 2014                                1,376,375
             25,000 Columbia/HCA Healthcare Corp. med. term notes 8.85s, 2007                                24,188
          3,280,000 Columbia/HCA Healthcare Corp. med. term notes 8.7s, 2010                              3,132,400
             70,000 Columbia/HCA Healthcare Corp. notes 7 1/4s, 2008                                         62,300
            480,000 Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                               373,800
            905,000 Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                            656,125
          3,305,000 Omega Healthcare Investors, Inc. notes 6.95s, 2007 (R)                                1,983,000
          8,465,000 Omega Healthcare Investors, Inc. notes 6.95s, 2002 (R)                                5,925,500
          6,985,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                    6,670,675
          1,890,000 Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                 1,757,700
          1,930,000 Tenet Healthcare Corp. sr. notes 8s, 2005                                             1,843,150
                                                                                                   ----------------
                                                                                                         24,085,213

Homebuilding (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,135,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           3,525,088
          1,660,000 Lennar Corp. 144A sr. notes 9.95s, 2010                                               1,581,150
                                                                                                   ----------------
                                                                                                          5,106,238

Household Furniture & Appliances (--%)
-------------------------------------------------------------------------------------------------------------------
            880,000 Albecca, Inc. company guaranty 10 3/4s, 2008                                            697,400

Industrial (1.1%)
-------------------------------------------------------------------------------------------------------------------
         11,505,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     9,843,333
          6,000,000 Ford Motor Co. deb. 7.4s, 2046                                                        5,507,640
         19,020,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                         17,344,148
                                                                                                   ----------------
                                                                                                         32,695,121

Investment Banking/Brokerage (1.9%)
-------------------------------------------------------------------------------------------------------------------
          6,570,000 Bear Stearns & Co., Inc. sr. unsecd. notes 7 5/8s, 2009                               6,271,328
          9,465,000 Countrywide Home Loan Corp. company guaranty
                    6.935s, 2007                                                                          8,811,726
            205,000 Countrywide Home Loan Corp. company guaranty
                    Ser. E, 7.26s, 2004                                                                     201,519
         12,220,000 Countrywide Home Loan Corp. company guaranty
                    6 1/4s, 2009                                                                         10,637,143
         17,240,000 Paine Webber Group, Inc. sr. med. term notes 6.52s, 2005                             16,033,200
          9,140,000 Salomon, Inc. sr. notes 7.3s, 2002                                                    9,091,832
          1,620,000 Salomon, Inc. sr. notes 6 3/4s, 2003                                                  1,582,189
                                                                                                   ----------------
                                                                                                         52,628,937

Lodging/Tourism (0.3%)
-------------------------------------------------------------------------------------------------------------------
         10,325,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            8,931,125

Manufacturing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            810,000 Continental Global Group sr. notes Ser. B, 11s, 2007                                    234,900
            515,000 Day International Group, Inc. company guaranty 9 1/2s, 2008                             442,900
          1,030,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                     978,500
                                                                                                   ----------------
                                                                                                          1,656,300

Media (1.5%)
-------------------------------------------------------------------------------------------------------------------
         26,180,000 TCI Communications, Inc deb. 8 3/4s, 2015                                            28,345,610
            360,000 TCI Communications, Inc. sr. notes 8.65s, 2004                                          374,148
         14,025,000 Time Warner Entertainment sr. notes 8 3/8s, 2033                                     14,284,463
                                                                                                   ----------------
                                                                                                         43,004,221

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
            585,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                          11,700
            600,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                          12,000
            550,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B, stepped-coupon zero % (10 1/2s, 11/1/02), 2007
                    (In default) (STP) (NON)                                                                  2,750
          1,275,000 Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                     9 1/2s, 2007 (In default) (NON)                                                          6,375
            120,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007                                              6,000
                                                                                                   ----------------
                                                                                                             38,825

Metals (0.5%)
-------------------------------------------------------------------------------------------------------------------
          9,435,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          8,585,850
          1,405,000 AK Steel Corp. sr. notes 9 1/8s, 2006                                                 1,376,900
            160,000 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (PIK)                                                                      72,000
          2,760,000 National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                   2,760,000
                                                                                                   ----------------
                                                                                                         12,794,750

Oil & Gas (3.4%)
-------------------------------------------------------------------------------------------------------------------
          9,155,000 Amerada Hess Corp. bonds 7 7/8s, 2029                                                 8,577,960
         16,085,000 Coastal Corp. bonds 6.95s, 2028                                                      13,651,340
          6,794,112 Express Pipeline, Ltd. 144A sub. notes Ser. B, 7.39s,
                    2019 (Canada)                                                                         5,705,423
            130,000 Gulf Canada Resources, Ltd. sr. sub. deb. 9 1/4s,
                    2004 (Canada)                                                                           129,580
            520,000 Gulf Canada Resources, Ltd. sr. notes 8 3/8s,
                    2005 (Canada)                                                                           505,700
         15,275,000 KN Capital Trust III company guaranty 7.63s, 2028                                    11,780,080
         22,335,000 Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                         19,629,115
          8,725,000 Maritime & NE Pipeline 144A sec. notes 7.7s,
                    2019 (Canada)                                                                         8,117,740
          1,010,000 Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                994,850
            840,000 Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                804,300
          7,940,000 Osprey Trust 144A sec. notes 8.31s, 2003                                              7,873,304
            700,000 Parker and Parsley, Inc. sr. notes 8 1/4s, 2007                                         664,307
            630,000 Pioneer Natural Resources Co. company guaranty
                    9 5/8s, 2010                                                                            637,088
          4,902,000 Port Arthur Finance Corp. 144A sec. notes 12 1/2s, 2009                               4,730,430
            750,000 Seagull Energy sr. sub notes 8 5/8s, 2005                                               721,875
          8,655,000 Sonat, Inc. notes 7 5/8s, 2011                                                        7,977,919
          3,530,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                  3,282,371
                                                                                                   ----------------
                                                                                                         95,783,382

Paper & Forest Products (1.1%)
-------------------------------------------------------------------------------------------------------------------
         16,195,000 Abitibi-Consolidated, Inc. deb. 8 1/2s, 2029                                         15,189,776
             90,000 Boise Cascade Co. med. term notes Ser. A, 7.43s, 2005                                    85,353
          9,125,000 Georgia Pacific Corp. bonds 7 3/4s, 2029                                              8,291,431
          4,490,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                        4,411,425
            580,000 Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                      566,950
          3,670,000 Tembec Industries, Inc. company guaranty 8 5/8s,
                    2009 (Canada)                                                                         3,614,950
                                                                                                   ----------------
                                                                                                         32,159,885

Pharmaceuticals (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,625,000 ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                 1,547,813
          2,800,000 ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                 2,590,000
            650,000 MedPartners, Inc. sr. sub. notes 6 7/8s, 2000                                           637,000
                                                                                                   ----------------
                                                                                                          4,774,813

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    689,969
          1,660,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,568,700
            250,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     291,765
                                                                                                   ----------------
                                                                                                          2,550,434

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
          1,510,000 Garden State Newspapers, Inc. sr. sub. notes Ser. B,
                    8 3/4s, 2009                                                                          1,332,575

Railroads (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,725,000 Burlington Northern Santa Fe notes 6 3/8s, 2005                                       4,381,682
         16,839,000 CSX Corp. deb. 7.95s, 2027                                                           16,010,353
                                                                                                   ----------------
                                                                                                         20,392,035

Real Estate (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,110,000 Avalon Properties, Inc. notes 7 3/8s, 2002 (R)                                        2,071,725
          8,730,000 Avalon Properties, Inc. notes 6 7/8s, 2007 (R)                                        8,026,449
          9,075,000 EOP Operating L.P. notes 6.8s, 2009                                                   8,071,214
          6,050,000 EOP Operating L.P. notes 6 3/8s, 2002                                                 5,895,604
          4,145,000 Tanger Properties, Ltd. partnership gtd. notes
                    8 3/4s, 2001 (R)                                                                      4,093,395
                                                                                                   ----------------
                                                                                                         28,158,387

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
            180,000 Tricon Global Restaurants, Inc. sr. notes 7.65s, 2008                                   168,025

Retail (1.3%)
-------------------------------------------------------------------------------------------------------------------
          7,039,000 K mart Corp. notes 8 3/8s, 2004                                                       6,734,493
            680,000 K mart Corp. notes 8 1/8s, 2006                                                         641,206
          1,320,000 K mart Corp. deb. 7.95s, 2023                                                         1,174,140
            660,000 K mart Corp. med. term notes 7.55s, 2004                                                617,892
          5,000,000 May Department Stores Co. notes 9 1/2s, 2021                                          5,617,150
          9,260,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              8,357,150
          7,810,000 Sears Roebuck Acceptance Corp. notes 6 7/8s, 2017                                     6,727,768
          5,970,000 Sears Roebuck Acceptance Corp. notes 6 1/2s, 2028                                     4,690,987
          2,760,000 Southland Corp. sr. sub. deb. 5s, 2003                                                2,415,000
          1,000,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               831,250
                                                                                                   ----------------
                                                                                                         37,807,036

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,970,000 Amkor Technology, Inc. sr. notes 9 1/4s, 2006                                         2,910,600

Shipping (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,830,000 International Shipholding Corp. sr. notes 7 3/4s, 2007                                2,433,800
          1,500,000 Pegasus Shipping company guaranty Ser. A, 11 7/8s,
                    2004 (In default) (NON)                                                                 570,000
                                                                                                   ----------------
                                                                                                          3,003,800

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Telehub Communications Corp. company guaranty
                    stepped-coupon zero % (13 7/8s, 7/31/02), 2005 (STP)                                     19,500

Technology (0.8%)
-------------------------------------------------------------------------------------------------------------------
         23,875,000 IBM Corp. deb. 7 1/8s, 2096                                                          21,820,318

Technology Services (--%)
-------------------------------------------------------------------------------------------------------------------
            190,000 DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                       191,900
            570,000 Verio, Inc. sr. notes 11 1/4s, 2008                                                     568,575
                                                                                                   ----------------
                                                                                                            760,475

Telecommunications (2.7%)
-------------------------------------------------------------------------------------------------------------------
            200,000 Exodus Communications, Inc. sr. notes 11 1/4s, 2008                                     202,500
          1,625,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                      1,446,250
         10,276,000 Global Crossing Holdings Ltd. 144A sr. notes 9 1/2s, 2009                            10,019,100
          4,860,000 Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                          4,762,800
          2,330,000 Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                            2,230,975
         11,600,000 Nextel Communications, Inc. sr. notes 9 3/8s, 2009                                   10,991,000
          7,900,000 Price Communications Wireless, Inc. 144A sr. notes
                    9 1/8s, 2006                                                                          7,801,250
          3,315,000 Sprint Capital Corp. company guaranty 6.9s, 2019                                      2,970,770
          4,090,000 Sprint Capital Corp. company guaranty 6 7/8s, 2028                                    3,571,920
          9,965,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                    8,835,667
          9,405,000 Sprint Capital Corp. company guaranty 5.7s, 2003                                      8,835,621
          5,065,000 U S West, Inc. notes 5 5/8s, 2008                                                     4,336,400
          1,276,000 Viatel, Inc. sr. notes 11 1/2s, 2009                                                  1,122,880
         10,200,000 Williams Communications Group Inc. sr. notes 10 7/8s, 2009                           10,276,500
                                                                                                   ----------------
                                                                                                         77,403,633

Telephone (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,360,000 BTI Telecom Corp. sr. notes 10 1/2s, 2007                                             1,071,000
          7,875,000 GTE Corp. deb. 6.46s, 2008                                                            7,222,714
          3,570,000 Hyperion Telecommunications Corp., Inc. sr. notes
                    Ser. B, 12 1/4s, 2004                                                                 3,721,725
          4,160,000 ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                    (9 7/8s, 5/1/03), 2008 (STP)                                                          2,100,800
            970,000 Logix Communications Enterprises sr. notes 12 1/4s, 2008                                407,400
          1,270,000 Microcell Telecommunications sr. disc. notes Ser. B,
                    stepped-coupon zero % (14s, 12/1/01), 2006 (Canada) (STP)                             1,143,000
                                                                                                   ----------------
                                                                                                         15,666,639

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
            935,000 Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                        402,050
          1,280,000 Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                         1,286,400
            320,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004                                             160,000
                                                                                                   ----------------
                                                                                                          1,848,450

Tobacco (1.0%)
-------------------------------------------------------------------------------------------------------------------
         16,335,000 Imperial Tobacco BV company guaranty 7 1/8s,
                    2009 (Netherlands)                                                                   14,273,850
         11,028,000 Philip Morris Cos., Inc. notes 7 1/4s, 2003                                          10,766,195
          4,530,000 Philip Morris Cos., Inc. notes 7 1/8s, 2004                                           4,163,840
                                                                                                   ----------------
                                                                                                         29,203,885

Transportation (0.5%)
-------------------------------------------------------------------------------------------------------------------
         14,750,562 Federal Express Corp. pass-through certificates
                    Ser. 98-1A, 6.72s, 2022                                                              13,469,918

Transportation Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
          5,670,000 Canadian Pacific, Ltd. deb. 9.45s, 2021 (Canada)                                      6,129,497
          1,070,000 Hertz Corp. sr. notes 7s, 2028                                                          937,748
         14,265,000 Hertz Corp. sr. notes 6 1/2s, 2006                                                   13,235,352
                                                                                                   ----------------
                                                                                                         20,302,597

Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,617,874 Salton Sea Funding Corp. company guaranty Ser. E,
                    8.3s, 2011                                                                            5,549,336

Waste Management (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,340,000 Allied Waste Industries, Inc. company guaranty Ser. B,
                    7 7/8s, 2009                                                                          2,505,000
          9,370,000 Browning-Ferris Industries, Inc. deb. 7.4s, 2035                                      5,809,400
            640,000 Waste Management, Inc. company guaranty 6 7/8s, 2009                                    520,141
          4,250,000 Waste Management, Inc. notes 6 5/8s, 2002                                             3,959,470
          8,610,000 WMX Technologies, Inc. notes 7.7s, 2002                                               8,163,830
                                                                                                   ----------------
                                                                                                         20,957,841

Water Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,880,000 Azurix Corp. 144A notes 10 3/8s, 2007                                                 5,909,400
                                                                                                   ----------------
                    Total Corporate Bonds and Notes (cost $1,702,831,311)                          $  1,539,355,680

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (29.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE

U.S. Government Agency Mortgage Obligations (25.9%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
     $    4,325,077 7 1/2s, with due dates from December 1, 2029 to
                    February 1, 2030                                                               $      4,235,852
          3,880,265 7s, July 1, 2012                                                                      3,796,568
         28,516,583 6s, with due dates from January 1, 2029 to May 1, 2029                               25,834,028
         28,652,559 5 1/2s, with due dates from December 1, 2010 to
                    August 1, 2011                                                                       26,336,615
          2,444,000 5s, January 15, 2004                                                                  2,267,959
          1,436,995 Federal National Mortgage Association Graduated
                    Payment Mortgages 8s, December 1, 2008                                                1,457,142
                    Federal National Mortgage Association Pass-Through
                    Certificates
            167,630 11s, with due dates from August 1, 2013 to
                    October 1, 2015                                                                         182,718
         42,581,485 8s, with due dates from June 1, 2024 to
                    November 1, 2029                                                                     42,514,631
         99,324,030 7 1/2s, with due dates from November 1, 2027 to
                    May 1, 2030                                                                          97,188,414
         55,105,483 7s, with due dates from November 1, 2010 to
                    February 1, 2030                                                                     52,823,745
            506,984 6 1/2s, with due dates from September 1, 2010 to
                    October 1, 2010                                                                         485,118
        219,310,196 6s, with due dates from January 1, 2029 to
                    February 1, 2030                                                                    198,484,569
          2,026,610 5 1/2s, August 15, 2014                                                               1,854,976
                    Government National Mortgage Association Pass-Through
                    Certificates
            173,936 11s, with due dates from January 15, 2010 to
                    July 15, 2013                                                                           186,321
         14,046,853 9 1/2s, November 15, 2028                                                            14,804,066
          1,447,522 9s, with due dates from October 15, 2004 to
                    December 15, 2021                                                                     1,506,398
         13,567,731 8 1/2s, with due dates from October 15, 2017 to
                    November 15, 2017                                                                    13,842,469
        124,110,488 8s, with due dates from November 15, 2016 to
                    November 15, 2028                                                                   124,349,114
         84,505,809 7s, with due dates from January 15, 2023 to May 15, 2028                             81,437,346
         45,862,584 6 1/2s, with due dates from September 15, 2024 to
                    June 15, 2029                                                                        42,959,216
                                                                                                   ----------------
                                                                                                        736,547,265

U.S. Treasury Obligations (3.6%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         10,460,000 6 1/2s, November 15, 2026                                                            10,840,849
         78,210,000 6 1/8s, November 15, 2027 (SEG)                                                      77,378,628
         14,150,000 U.S. Treasury Notes 6 1/2s, February 15, 2010                                        14,430,736
                                                                                                   ----------------
                                                                                                        102,650,213
                                                                                                   ----------------
                    Total U.S. Government and Agency Obligations
                    (cost $854,670,787)                                                            $    839,197,478

COLLATERALIZED MORTGAGE OBLIGATIONS (12.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $13,082,316 Blackstone Hotel Acquisition Co. sr. mtge. loan FRN
                    3.449s, 2003                                                                   $     20,227,616
        158,402,148 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 1.16s, 2020                                                       9,856,821
          6,994,010 Countrywide Home Loan Ser. 98-3, Class A5, 6 3/4s, 2028                               6,362,363
          9,610,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                8,717,615
                    Criimi Mae Commercial Mortgage Trust
         26,965,000 Ser. 98-C1, Class A2, 7s, 2011                                                       23,029,795
         10,100,000 Ser. 98-C1, Class B, 7s, 2011                                                         7,784,891
          2,255,000 CS First Boston Mortgage Securities Corp. Ser. 99-C1,
                    Class F, 8.18s, 2009                                                                  2,108,425
          9,274,711 DLJ Commercial Mortgage Corp. Ser. 98-CG1, Class A1A,
                    6.11s, 2007                                                                           8,799,382
                    Fannie Mae Strip
          2,451,660 Ser. 281, IO, Class 2, 9s, 2026                                                         685,316
         15,804,461 Ser. 279, IO, Class 2, 9s, 2026                                                       4,417,841
         19,615,439 Ser. 251, IO, Class 2, 8s, 2023                                                       5,948,970
         17,349,215 Ser. 203, IO, Class 2, 8s, 2023                                                       5,261,670
          9,072,880 Ser. 217, IO, Class 2, 8s, 2023                                                       2,687,841
          3,277,694 Ser. 176, IO, Class 2, 8s, 2022                                                         971,017
         19,334,090 Ser. 252, IO, Class 2, 7.5s, 2023                                                     5,993,568
         51,361,888 Ser. 215, IO, Class 2, 7s, 2023                                                      15,601,174
            534,681 Ser. 276, IO,Class 2, 6.5s, 2024                                                        160,572
            834,366 Ser. 302, IO, Class 2, 6s, 2029                                                         268,822
          7,993,106 Ser. 304, IO, Class 2, 6s, 2028                                                       2,313,005
         26,856,083 Ser. 97-91, IO, Class FB, 3.9s, 2023                                                  5,941,908
                    Freddie Mac
         20,041,235 Ser. 147, IO, 8s, 2023                                                                6,062,474
            419,000 Ser. 2028, IO, Class SG, 7.99s, 2023                                                    191,693
         12,071,000 Ser. 2183, Class SG, 4.94s, 2014                                                      8,887,274
         64,097,295 Ser. 2191, IO, Class MS, 2.27s, 2027                                                  3,365,108
         18,762,226 Ser. 180, Principal Only (PO), zero %, 2026                                          12,643,981
          5,084,987 Ser. 2182, PO, Class EC, zero %, 2025                                                 3,747,635
          7,870,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                          7,224,030
                    General Growth Properties-Homart
          1,825,000 Ser. 99-C1, Class G, 8.089s, 2003                                                     1,829,563
          2,162,000 Ser. 99-C1, Class F, 7.858s, 2003                                                     2,167,405
          9,611,000 General Growth Properties-Ivanhoe Ser. 99-C1, Class F,
                    FRB 8.63s, 2004                                                                       9,635,028
                    Government National Mortgage Association
          4,447,400 Ser. 99-38, Class SL, 15.13s, 2026                                                    3,908,153
         28,174,362 Ser. 00-17, Class SB, 13.2s, 2026                                                    26,526,162
         11,126,702 Ser. 99-34, Class S, 8.112s, 2025                                                     8,706,645
        114,849,023 Ser. 98-2, IO, Class SA 2.37s, 2028                                                   6,532,038
          1,482,075 Ser. 99-46, IO, Class SQ, 2.32s, 2027                                                    76,883
          3,540,732 Headlands Mortgage Securities, Inc. Ser. 98-1, IO,
                    Class X2, 6.5s, 2028                                                                    721,424
                    Housing Securities Inc.
            857,613 Ser. 91-B, Class B6, 9s, 2006                                                           852,789
          2,158,992 Ser. 93-F, Class F9M2, 7s, 2023                                                       2,026,079
            383,920 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      305,696
          5,118,000 LB Commercial Conduit Mortgage Trust Ser.99-C2,
                    Class B, 7.43s, 2009                                                                  4,970,058
                    Merrill Lynch Mortgage Investors, Inc.
          4,805,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      4,072,988
          6,889,968 Ser. 98-C2, Class A1, 6.22s, 2030                                                     6,606,833
         13,184,133 Ser. 96-C2, IO, 1.607s, 2028                                                            861,075
         78,817,554 Ser. 98-C2, IO, 1.076s, 2030                                                          5,431,022
          3,915,977 Morgan Stanley Capital I Ser. 98-HF1, Class A1, 6.19s, 2007                           3,742,818
                    Morgan Stanley Dean Witter Capital I
          2,300,000 Ser. 2000-Life, Class B, 7.57s, 2010                                                  2,273,047
         32,450,000 Ser. 2000-Life, Class A2, 7.57s, 2009                                                32,120,430
                    Mortgage Capital Funding, Inc.
         27,469,265 Ser. 97-MC2, Class X, IO, 0.817s, 2012                                                1,802,671
          7,811,794 Ser. 98-MC1, Class A1, 6.417s, 2007                                                   7,500,543
                    Prudential Home Mortgage Securities 144A
          1,561,938 Ser. 92-25, Class B3, 8s, 2022                                                        1,477,008
            533,561 Ser. 94-31, Class B3, 8s, 2009                                                          509,968
            341,768 Ser. 94-31, Class B4, 8s, 2009                                                          313,412
          3,265,027 Ser. 93-31, Class B2, 6s, 2000                                                        3,240,539
          8,905,000 Residential Asset Securitization Trust Ser. 98-A12,
                    Class A14, 8s, 2028                                                                   8,888,303
          7,580,000 Residential Funding Mortgage Sec. I Ser. 98-S13,
                    Class A21, 6 3/4s, 2028                                                               7,044,625
          4,100,134 Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                               4,059,665
                    Structured Asset Security Corp.
          8,410,308 Ser. 98-RF2, 8.58s, 2028                                                              8,432,680
         33,248,240 Ser. 98-RF3, IO 6.1s, 2028                                                            6,217,421
         16,366,809 TIAA Retail Commercial Mortgage Trust Ser. 99-1,
                    Class A, 7.17s, 2008                                                                 15,985,769
                                                                                                   ----------------
                    Total Collateralized Mortgage Obligations
                    (cost $374,178,253)                                                            $    368,099,547

PREFERRED STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              9,073 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                          $         99,803
             14,090 Centaur Funding Corp 144A 9.08% pfd. (Cayman Islands)                                14,539,894
             24,956 CGA Group Ltd. 144A Ser. A, $13.75 pfd. (PIK)                                           673,812
              2,855 Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                           151,315
             15,524 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                    1,664,949
                480 Fresenius Medical Capital Trust I company guaranty Ser. D,
                    9.00% pfd. (Germany)                                                                    460,800
              2,490 Fresenius Medical Capital Trust II company guaranty 7.875%
                    pfd. (Germany)                                                                        2,265,900
                199 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                    2,029,800
             10,470 Webster Financial Ser. A, 7.375% cum. pfd.                                           10,103,550
                                                                                                   ----------------
                    Total Preferred Stocks (cost $32,200,518)                                      $     31,989,823

ASSET-BACKED SECURITIES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $    5,000,000 Delta Funding Home Equity Loan Trust Ser. 00-1, Class B,
                    8.09s, 2030                                                                    $      4,232,813
          9,328,766 First Plus Ser. 98-A, Class A, 8 1/2s, 2023                                           6,900,372
          8,100,000 Greenpoint Manufactured Housing Ser. 99-5, Class B,
                    9.9s, 2029                                                                            8,069,631
         65,355,000 Lehman Manufactured Housing Ser. 98-1, Class 1 IO,
                    0.82s, 2028                                                                           1,960,650
          4,513,105 Structured Asset Security Corp. 8.712s, 2027                                          4,537,792
                                                                                                   ----------------
                    Total Asset-Backed Securities (cost $29,087,816)                               $     25,701,258

FOREIGN GOVERNMENT BONDS AND NOTES (0.7%) (cost $20,877,073) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
   USD   20,975,000 Quebec (Province of) sr. unsub. 5 3/4s, 2009                                   $     18,583,640

CONVERTIBLE BONDS AND NOTES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $780,000 HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                   $        612,300
          1,000,000 Micron Technology, Inc cv. notes 6 1/2s, 2005                                           820,000
                                                                                                   ----------------
                    Total Convertible Bonds and Notes (cost $1,386,289)                            $      1,432,300

COMMON STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                150 AmeriKing, Inc. (NON)                                                          $          1,500
             11,000 AMFM, Inc. (NON)                                                                        730,125
              3,544 Fitzgerald Gaming Corp. (NON)                                                               886
                 73 Mothers Work, Inc. (NON)                                                                    876
             44,051 PSF Holdings LLC Class A (NON)                                                          440,510
                                                                                                   ----------------
                    Total Common Stocks (cost $2,128,514)                                          $      1,173,897

CONVERTIBLE PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
              2,695 Chesapeake Energy Corp. $3.50 cum. cv. pfd.                                    $        134,076
                120 World Access, Inc. Ser. D, zero% cv. pfd.                                               121,800
                                                                                                   ----------------
                    Total Convertible Preferred Stocks (cost $304,350)                             $        255,876

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  4 Anker Coal Group, Inc. 144A                                           10/28/09 $              1
             24,000 CGA Group, Ltd. 144A                                                  2/11/07               239
              1,285 Club Regina, Inc. 144A                                                12/1/04                13
                 10 E. Spire Communications, Inc.                                         11/1/05               230
                315 McCaw International, Ltd.                                             4/15/07             1,260
                390 Telehub Communications Corp.                                          7/31/05               195
                835 UIH Australia/Pacific, Inc. 144A                                      5/15/06            25,050
                                                                                                   ----------------
                    Total Warrants (cost $184,472)                                                 $         26,988

PURCHASED OPTIONS OUTSTANDING (--%) (a)                                            EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------
     $   49,000,000 U.S. Treasury Bonds Twenty Year Futures
                    Contract (put)                                                      May 00/88  $          7,659
         27,200,000 U.S. Treasury Bonds Twenty Year Futures
                    Contract (put)                                                      May 00/90             4,251
         16,600,000 U.S. Treasury Bonds Twenty Year Futures
                    Contract (put)                                                      May 00/92             7,782
                                                                                                   ----------------
                    Total Purchased Options Outstanding
                    (cost $780,601)                                                                $         19,692

SHORT-TERM INVESTMENTS (1.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   20,000,000 Citi Group, Inc. effective yield of 6.04%, May 1, 2000                         $     19,996,644
         34,473,000 Interest in $662,705,000 joint repurchase agreement dated April 28, 2000 with S.B.C. Warburg, Inc. due
                      May 1, 2000 with respect to various U.S. Treasury
                      obligations -- maturity value of $34,489,403 for an
                      effective yield of 5.71%                                                           34,473,000
                                                                                                   ----------------
                    Total Short-Term Investments (cost $54,462,933)                                $     54,469,644
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,073,092,917) (b)                                    $  2,880,305,823
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,843,938,228.

  (b) The aggregate identified cost on a tax basis is $3,076,628,309, resulting in gross unrealized appreciation and depreciation of $9,742,926 and $206,065,412, respectively, or net unrealized depreciation of $196,322,486.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2000.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at April 30, 2000, which are subject to change based on the terms of the security.

-------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 2000 (Unaudited)
                                  Aggregate Face   Delivery         Unrealized
                   Market Value        Value         Date          Appreciation
-------------------------------------------------------------------------------
British Pound       $19,656,321     $20,895,990     6/21/00         $1,239,669
-------------------------------------------------------------------------------

Futures Contracts Outstanding at April 30, 2000 (Unaudited)
                                  Aggregate Face  Expiration        Unrealized
                    Total Value        Value         Date          Appreciation
-------------------------------------------------------------------------------
U.S. Treasury Bond
10yr (Short)       $ 58,947,500     $60,316,506      Jun-00          $1,369,006
U.S. Treasury Bond
5yr (Short)         307,078,359     309,772,367      Jun-00           2,694,008
U.S. Treasury Bond
(Short)              12,649,688      12,815,992      Jun-00             166,304
-------------------------------------------------------------------------------
                                                                     $4,229,318
-------------------------------------------------------------------------------

------------------------------------------------------------------------
TBA Sale Commitments at April 30, 2000 (Unaudited)
(Proceeds receivable $94,021,361)

                              Principal      Settlement          Market
Agency                          Amount          Date             Value
------------------------------------------------------------------------
FNMA 8s, May 2030            $16,990,245       5/15/00       $16,963,740
FNMA 7s, May 2030             49,503,185       5/15/00        47,360,687
FNMA 6s, May 2030              2,300,000       5/15/00         2,081,868
GNMA 7s, May 2030             21,404,348       5/22/00        20,581,565
GNMA 6.5s, May 2030            6,553,718       5/22/00         6,138,998
------------------------------------------------------------------------
                                                             $93,126,858
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $3,073,092,917) (Note 1)                                    $2,880,305,823
-------------------------------------------------------------------------------------------
Cash                                                                              1,449,442
-------------------------------------------------------------------------------------------
Foreign currency (cost $12,274)                                                      12,027
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        46,831,976
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            5,981,416
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  129,918,521
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                     227,266
-------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                    1,239,669
-------------------------------------------------------------------------------------------
Total assets                                                                  3,065,966,140

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 9,832
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                104,654,399
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       18,323,209
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,838,617
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          720,403
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        96,524
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,345
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,081,587
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $94,021,361)                93,126,858
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              174,138
-------------------------------------------------------------------------------------------
Total liabilities                                                               222,027,912
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,843,938,228

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,237,204,673
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        677,531
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (207,510,735)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                              (186,433,241)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $2,843,938,228

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($966,049,622 divided by 154,906,113 shares)                                          $6.24
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.24)*                                $6.55
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($389,100,112 divided by 62,728,878 shares)**                                         $6.20
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,086,534 divided by 817,475 shares)**                                              $6.22
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,266,275,177 divided by 204,226,882 shares)                                        $6.20
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.20)*                                $6.41
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($217,426,783 divided by 34,767,565 shares)                                           $6.25
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)

Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                      $ 121,399,186
-------------------------------------------------------------------------------------------
Dividends                                                                         1,309,066
-------------------------------------------------------------------------------------------
Total investment income                                                         122,708,252

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  8,118,228
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    2,581,558
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    42,903
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,799
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,318,299
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,137,258
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                18,180
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             3,729,167
-------------------------------------------------------------------------------------------
Reports to shareholders                                                             147,358
-------------------------------------------------------------------------------------------
Registration fees                                                                     1,716
-------------------------------------------------------------------------------------------
Auditing                                                                             20,202
-------------------------------------------------------------------------------------------
Legal                                                                                22,157
-------------------------------------------------------------------------------------------
Postage                                                                             111,913
-------------------------------------------------------------------------------------------
Other                                                                               221,384
-------------------------------------------------------------------------------------------
Total expenses                                                                   18,484,122
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (432,877)
-------------------------------------------------------------------------------------------
Net expenses                                                                     18,051,245
-------------------------------------------------------------------------------------------
Net investment income                                                           104,657,007
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                (61,228,427)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (504,406)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (549,326)
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                       (130,547)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                              1,660,149
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures and
TBA sale commitments during the period                                          (42,822,157)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (103,574,714)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                          $   1,082,293
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2000*             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  104,657,007   $  210,524,741
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (62,412,706)    (113,385,885)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (41,162,008)    (110,959,050)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                               1,082,293      (13,820,194)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (34,875,395)     (78,558,769)
--------------------------------------------------------------------------------------------------
   Class B                                                            (12,611,863)     (25,718,093)
--------------------------------------------------------------------------------------------------
   Class C                                                               (109,069)          (9,492)
--------------------------------------------------------------------------------------------------
   Class M                                                            (48,397,861)     (91,242,779)
--------------------------------------------------------------------------------------------------
   Class Y                                                             (8,070,750)     (14,995,609)
--------------------------------------------------------------------------------------------------
  In excess of net investment income
   Class A                                                                     --       (3,839,887)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (1,257,079)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (464)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (4,459,871)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (732,973)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                                     --       (2,501,477)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (818,918)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --             (302)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (2,905,362)
--------------------------------------------------------------------------------------------------
   Class Y                                                                     --         (477,492)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (552,769,821)     384,718,493
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (655,752,466)     143,379,732

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 3,499,690,694    3,356,310,962
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $677,531 and $85,462, respectively)                      $2,843,938,228   $3,499,690,694
--------------------------------------------------------------------------------------------------

 * Unaudited

   The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A

---------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                       Year ended October 31
---------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.44        $6.87        $7.14        $7.02        $7.07        $6.53
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                    .21(c)       .40(c)       .48(c)       .45          .45          .47
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.20)        (.40)        (.28)         .15         (.04)         .55
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01           --          .20          .60          .41         1.02
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.40)        (.40)        (.44)        (.46)        (.48)
---------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --           --           --
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.04)        (.04)          --           --
---------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.03)          --           --           --
---------------------------------------------------------------------------------------------------------------
Total distributions                     (.21)        (.43)        (.47)        (.48)        (.46)        (.48)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.24        $6.44        $6.87        $7.14        $7.02        $7.07
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .15*        (.09)        2.78         8.88         6.08        16.23
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $966,050   $1,160,121   $1,426,583   $1,296,600   $1,037,718     $928,995
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .47*         .96         1.02         1.17         1.17         1.05
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.33*        5.95         6.69         6.39         6.50         6.91
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                123.74*      209.02       257.12       265.71       213.46       169.29
---------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Per share distributions were less than $.01 per share.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B

---------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                      Year ended October 31
---------------------------------------------------------------------------------------------------------------
2000                                    1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.41        $6.83        $7.11        $6.99        $7.04        $6.50
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                    .19(c)       .35(c)       .42(c)       .39          .40          .42
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)        (.39)        (.28)         .16         (.04)         .55
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.02)        (.04)         .14          .55          .36          .97
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.35)        (.36)        (.39)        (.41)        (.43)
---------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --           --           --
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.04)        (.04)          --           --
---------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.02)          --           --           --
---------------------------------------------------------------------------------------------------------------
Total distributions                     (.19)        (.38)        (.42)        (.43)        (.41)        (.43)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.20        $6.41        $6.83        $7.11        $6.99        $7.04
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.39)*       (.69)        1.92         8.15         5.32        15.46
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $389,100     $458,766     $494,703     $403,704     $340,775     $260,769
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*        1.71         1.77         1.92         1.92         1.80
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.96*        5.20         5.92         5.64         5.76         6.14
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                123.74*      209.02       257.12       265.71       213.46       169.29
---------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Per share distributions were less than $.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C

-------------------------------------------------------------------------
                                     Six months
                                        ended       For the period
Per-share                              April 30      July 26, 1999+
operating performance                (Unaudited)      to October 31
-------------------------------------------------------------------------
                                        2000             1999
-------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.43            $6.54
-------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------
Net investment income (c)                .19              .10
-------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)            (.11)
-------------------------------------------------------------------------
Total from
investment operations                   (.02)            (.01)
-------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------
From net
investment income                       (.19)            (.10)
-------------------------------------------------------------------------
In excess of net
investment income                         --               --(d)
-------------------------------------------------------------------------
From net realized gain
on investments                            --               --
-------------------------------------------------------------------------
From return of capital                    --               --(d)
-------------------------------------------------------------------------
Total distributions                     (.19)            (.10)
-------------------------------------------------------------------------
Net asset value,
end of period                          $6.22            $6.43
-------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.33)*           (.13)*
-------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,086           $1,869
-------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .85*             .46*
-------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.02*            1.36*
-------------------------------------------------------------------------
Portfolio turnover (%)                123.74*          209.02
-------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Per share distributions were less than $.01 per share.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M

---------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                      For the period
Per-share                             April 30                                                     Dec. 14, 1994+
operating performance               (Unaudited)                 Year ended October 31              to October 31
---------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.41        $6.84        $7.11        $6.99        $7.04        $6.50
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                    .20(c)       .38(c)       .47(c)       .43          .44          .43
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)        (.40)        (.28)         .16         (.04)         .54
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.01)        (.02)         .19          .59          .40          .97
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.38)        (.39)        (.43)        (.45)        (.43)
---------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --           --           --
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.04)        (.04)          --           --
---------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.03)          --           --           --
---------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.41)        (.46)        (.47)        (.45)        (.43)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.20        $6.41        $6.84        $7.11        $6.99        $7.04
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  (.11)*       (.26)        2.58         8.74         5.92        15.43*
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,266,275   $1,623,061   $1,188,620     $368,297      $18,937       $7,673
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .60*        1.21         1.27         1.42         1.42         1.19*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.21*        5.68         6.53         5.76         6.28         5.17*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                123.74*      209.02       257.12       265.71       213.46       169.29
---------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Per share distributions were less than $.01 per share.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y

---------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                       Year ended October 31
---------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.46        $6.88        $7.15        $7.02        $7.07        $6.52
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                    .22(c)       .41(c)       .50(c)       .47          .47          .47
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)        (.39)        (.28)         .16         (.04)         .57
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .01          .02          .22          .63          .43         1.04
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.41)        (.42)        (.46)        (.48)        (.49)
---------------------------------------------------------------------------------------------------------------
In excess of net
investment income                         --         (.02)          --           --           --           --
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.04)        (.04)          --           --
---------------------------------------------------------------------------------------------------------------
From return of capital                    --         (.01)        (.03)          --           --           --
---------------------------------------------------------------------------------------------------------------
Total distributions                     (.22)        (.44)        (.49)        (.50)        (.48)        (.49)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.25        $6.46        $6.88        $7.15        $7.02        $7.07
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                   .08*         .27         3.02         9.23         6.31        16.65
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $217,427     $255,873     $246,405     $170,902     $133,516     $107,414
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .35*         .71          .77          .92          .92          .86
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.46*        6.19         6.92         6.64         6.76         7.14
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                123.74*      209.02       257.12       265.71       213.46       169.29
---------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

  (b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Per share distributions were less than $.01 per share.



NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Swap contracts The fund may engage in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. The fund may enter into equity swap agreements, to manage its exposure to equity markets, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

K) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2000, the fund had no borrowings against the line of credit.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At October 31, 1999, the fund had a capital loss carryover of approximately $141,714,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $21,203,000    October 31, 2006
   120,511,000    October 31, 2007

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 2000, fund expenses were reduced by $432,877 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,719 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the six months ended April 30, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $125,935 and $65,776 from the sale of class A and class M shares, respectively, and received $628,713 and $1,248 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 2000, Putnam Mutual Funds Corp., acting as underwriter received $16,113 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April , 2000, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $2,647,564,137 and $2,610,307,230, respectively. Purchases and sales of U.S. government obligations aggregated $1,201,083,490 and $1,717,561,951, respectively.

Note 4
Capital shares

At April 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,422,083       $ 167,992,821
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,340,359          27,525,991
---------------------------------------------------------------------------
                                            30,762,442         195,518,812

Shares
repurchased                                (55,932,237)       (355,468,310)
---------------------------------------------------------------------------
Net decrease                               (25,169,795)      $(159,949,498)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 85,980,837       $ 581,237,616
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               10,082,232          67,300,640
---------------------------------------------------------------------------
                                            96,063,069         648,538,256

Shares
repurchased                               (123,574,707)       (830,101,980)
---------------------------------------------------------------------------
Net decrease                               (27,511,638)      $(181,563,724)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,775,179        $ 55,435,374
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,461,336           9,348,625
---------------------------------------------------------------------------
                                            10,236,515          64,783,999

Shares
repurchased                                (19,089,939)       (120,624,412)
---------------------------------------------------------------------------
Net decrease                                (8,853,424)       $(55,840,413)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 22,318,917        $149,461,315
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,059,313          20,291,028
---------------------------------------------------------------------------
                                            25,378,230         169,752,343

Shares
repurchased                                (26,184,970)       (173,951,299)
---------------------------------------------------------------------------
Net decrease                                  (806,740)       $ (4,198,956)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    854,782          $5,416,399
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   15,343              96,953
---------------------------------------------------------------------------
                                               870,125           5,513,352

Shares
repurchased                                   (343,200)         (2,176,983)
---------------------------------------------------------------------------
Net increase                                   526,925          $3,336,369
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                          October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    295,519          $1,899,822
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,464               9,367
---------------------------------------------------------------------------
                                               296,983           1,909,189

Shares
repurchased                                     (6,433)            (41,469)
---------------------------------------------------------------------------
Net increase                                   290,550          $1,867,720
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,266,017       $  33,320,332
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  178,286           1,124,339
---------------------------------------------------------------------------
                                             5,444,303          34,444,671

Shares
repurchased                                (54,520,169)       (344,011,744)
---------------------------------------------------------------------------
Net decrease                               (49,075,866)      $(309,567,073)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                  Amount             Shares
---------------------------------------------------------------------------
Shares sold                                109,475,894        $740,922,579
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  342,020           2,265,651
---------------------------------------------------------------------------
                                           109,817,914         743,188,230

Shares
repurchased                                (30,394,471)       (199,897,904)
---------------------------------------------------------------------------
Net increase                                79,423,443        $543,290,326
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,147,773        $ 58,303,102
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,268,538           8,070,750
---------------------------------------------------------------------------
                                            10,416,311          66,373,852

Shares
repurchased                                (15,267,488)        (97,123,058)
---------------------------------------------------------------------------
Net decrease                                (4,851,177)       $(30,749,206)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 26,162,845        $175,327,648
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,424,462          16,206,074
---------------------------------------------------------------------------
                                            28,587,307         191,533,722

Shares
repurchased                                (24,778,519)       (166,210,595)
---------------------------------------------------------------------------
Net increase                                 3,808,788        $ 25,323,127
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.




FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Kevin M. Cronin
Vice President

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA035  61444  004/312/510/514  6/00


PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
Putnam Income Fund
Supplement to Semiannual Report dated April 30, 2000

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

SEMIANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return:                                          NAV

Six months ended 4/30/00                              0.08%
One year ended 4/30/00                               -1.29
Five years ended 4/30/00                              5.53
10 years ended 4/30/00                                7.73
Annual average (since class A inception, 11/1/54)     8.29
---------------------------------------------------------------------------
Share value:                                           NAV

10/31/99                                              $6.46
4/30/00                                                6.25
---------------------------------------------------------------------------
Distributions:      No.       Income       Capital gains      Total
                     6        $0.216             --          $0.216
---------------------------------------------------------------------------
Current return (end of period)                 Total

Current dividend rate1                         3.46%
Current 30-day SEC yield2                      7.82

1Income portion of most recent distribution, annualized and divided by NAV at end of period.
2Based only  on investment income, calculated using SEC guidelines.

Past performance is no assurance of future results. Class Y shares are offered without an initial sales charge or CDSC. The class Y share returns shown for periods before their inception (6/16/94) are derived from the historical performance of class A shares for such periods, but have not been adjusted to reflect differences in expenses, which are lower for class Y shares than for class A shares. All returns assume reinvestment of distributions at net asset value. Investment return will fluctuate and may involve the loss of principal. Performance of other share classes will vary. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.